TAX-EXEMPT BOND FUND

	Class A	Class B	Class C
Ticker Symbol(s)	PTEAX	PTBBX	PTBCX

Principal Funds, Inc. Summary Prospectus March 1, 2010 amended June 16, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-
800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010, as supplemented March 1, 2010, March 17, 2010, and June 16, 2010, and the Statement of Additional
Information dated March 1, 2010, as supplemented March 17, 2010, May 3, 2010, and June 16, 2010, (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases	3.75%	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	5.00%	1.00%
(as a percentage of dollars subject to charge)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class B	Class C
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.17%	0.40%	0.67%
Total Annual Fund Operating Expenses	0.92%	1.90%	2.17%
Expense Reimbursement	0.00%	0.22%	0.49%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.92%	1.68%	1.68%
*Other Expenses include: Interest Expenses	0.08%	0.08%	0.08%

Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis not to exceed 0.85% for Class A, 1.60% for Class B, and 1.60% for Class C shares.

Principal Funds, Inc.	Tax-Exempt Bond Fund
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$465	$657	$ 865	$1,464
Class B	$671	$972	$1,203	$1,945
Class C	$271	$624	$1,112	$2,458

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$465	$657	$ 865	$1,464
Class B	$171	$572	$1,003	$1,945
Class C	$171	$624	$1,112	$2,458

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
75.8% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-
exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Principal Investment Strategies

The Fund invests in a portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer’s bond counsel, interest on these obligations is exempt from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations. The Fund specifically limits these investments to municipal bonds and municipal notes (including floating rate obligations) and securities of unaffiliated tax-exempt mutual funds. The Fund may invest up to 20% of its assets in securities that do not meet the criteria stated above (taxable securities or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax).

The Fund may utilize derivative strategies, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Derivative strategies may include certain options transactions, financial futures contracts, swaps, currency forwards, and related options for purposes such as earning income and enhancing returns, managing or adjusting the risk profile of the Fund, replacing more traditional direct investments, or obtaining exposure to certain markets.

The Fund may invest in below investment grade bonds (rated at the time of purchase Ba1 or lower by Moody’s or BB+ or lower by S&P, sometimes called “junk bonds”) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by the Fund’s Sub- Advisor.

Tax-Exempt Bond Fund	Principal Funds, Inc.
1-800-222-5852

Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses. Certain Fund transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Performance

The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on January 3, 1977. The predecessor fund’s performance in 2000 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

Principal Funds, Inc.	Tax-Exempt Bond Fund
www.principalfunds.com

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	10.13%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-5.96%

Average Annual Total Returns

For the periods ended December 31, 2009		1 Year	5 Years	10 Years
Class A Return Before Taxes		15.82%	2.03%	4.39%
Class A Return After Taxes on Distributions		15.82%	1.96%	4.29%
Class A Return After Taxes on Distribution and Sale of Fund Shares		12.23%	2.37%	4.42%
Class B Return Before Taxes		14.43%	1.86%	4.21%
Class C Return Before Taxes		18.50%	1.99%	3.99%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):
Invesco Advisers, Inc.
• Thomas M. Byron (since 1999), Executive Director and Portfolio Manager
• Robert J. Stryker (since 2007), Executive Director and Portfolio Manager
• Rob Wimmel (since 2009), Executive Director and Portfolio Manager

Tax-Exempt Bond Fund	Principal Funds, Inc.
1-800-222-5852

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
•	Initial Investment	$1,000
	• For accounts with an Automatic Investment Plan (AIP)	$100
•	Subsequent Investments	$100
	• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
	$1,000 minimum has not been met.

Effective March 1, 2010, Class B shares of the Fund will no longer be available for purchase, except through exchanges and dividend reinvestments.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund intends to distribute income that is exempt from regular federal and possibly some state income taxes. A portion of the Fund's distributions may be subject to federal income taxes or to the federal alternative minimum tax. A portion of the Fund's distributions likely will be subject to state income taxes depending on the state's rules.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.

Principal Funds, Inc.	Tax-Exempt Bond Fund
www.principalfunds.com